SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                  July 21, 2003
                                  -------------
                        (Date of earliest event reported)

                        Independence Community Bank Corp.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                    0-23229                     11-3387931
          --------                    -------                     ----------
(State or other jurisdiction  (Commission File Number)          (IRS Employer
     of incorporation)                                       Identification No.)

     195 Montague Street, Brooklyn, New York                        11201
     ----------------------------------------                       -----
     (Address of principal executive offices)                     (Zip Code)

                                 (718) 722-5300
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
              (Former name, former address and former fiscal year,
                         if changed since last report)

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (a)   Not applicable.

        (b)   Not applicable.

        (c)   Exhibits

              The following exhibit is filed herewith.

  Exhibit Number                Description
  --------------                -----------
       99.1                     Press Release dated July 21, 2003

ITEM 9. REGULATION FD DISCLOSURE

      On July 21, 2003, Independence Community Bank Corp. (the "Company") reported its earnings for the quarter ended June 30, 2003.

      The  information   regarding  the  Company's  results  of  operations  and
financial condition, which is required by Item 12 of Form 8-K, is being furnished herein under Item 9 pursuant to the provisions of Release 34-47583 of the U.S. Securities and Exchange Commission.

      For additional information, reference is made to the Company's press release dated July 21, 2003 which is included as Exhibit 99.1 and is incorporated herein by reference thereto.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   INDEPENDENCE COMMUNITY BANK CORP.

Date: July 22, 2003                By: /s/ John B. Zurell
                                       -----------------------------------------
                                       John B. Zurell
                                       Executive Vice President and
                                       Chief Financial Officer


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